UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 27, 2012

MPG OFFICE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

(Registrant’s telephone number, including area code)
213-626-3300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Signatures

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2012 Annual Meeting of Stockholders of MPG Office Trust, Inc. (the “Company”) was held on July 27, 2012. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934 (the “Exchange Act”), and there was no solicitation in opposition to the recommendations of our board of directors.

The holders of our common stock voted on the following proposals:

Proposal 1 concerned the election of six directors to serve until the 2013 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify. Each of the nominees for director listed in the proxy statement was elected by a plurality of votes cast pursuant to the process described in the proxy statement, as follows:

Name of Nominee	Votes “FOR”	Votes “WITHHELD”	Broker “NON-VOTES”
Christine N. Garvey	22,829,176	1,320,862	18,247,282
Michael J. Gillfillan	23,137,902	1,012,136	18,247,282
Joseph P. Sullivan	22,886,187	1,263,851	18,247,282
George A. Vandeman	23,007,099	1,142,939	18,247,282
Paul M. Watson	23,159,088	990,950	18,247,282
David L. Weinstein	23,159,438	990,600	18,247,282

Proposal 2 concerned the adoption, on an advisory basis, of a resolution approving the compensation of certain executives (“say-on-pay vote”), as described in the Company’s 2012 Proxy Statement. The compensation of certain executives was approved by the following vote:

Votes “FOR”	Votes “AGAINST”	Shares “ABSTAINING”	Broker “NON-VOTES”
16,840,150	7,284,312	25,576	18,247,282

Proposal 3 concerned the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012. The selection of KPMG LLP was ratified by the following vote:

Votes “FOR”	Votes “AGAINST”	Shares “ABSTAINING”	Broker “NON-VOTES”
41,869,286	250,641	277,393	N/A

Under applicable law, Proposal 1 required the affirmative vote of a plurality of the votes cast and Proposals 2 and 3 required the affirmative vote of a majority of the votes cast. With respect to each proposal, abstentions and broker non-votes were not counted as votes cast, and thus had no effect as to whether the proposal was approved.

The holders of our 7.625% Series A Cumulative Redeemable Preferred Stock voted on the following proposal:

Proposal 1 concerned the election of two directors to serve a one-year term and until their respective successors are duly elected and qualify. Each of the nominees for director listed in the proxy statement was elected by a plurality of votes cast pursuant to the process described in the proxy statement, as follows:

Name of Nominee	Votes “FOR”	Votes “WITHHELD”	Broker “NON-VOTES”
Robert M. Deutschman	4,828,340	667,033	—
Edward J. Ratinoff	4,828,340	667,033	—

Under applicable law, Proposal 1 required the affirmative vote of a plurality of the votes cast. Abstentions and broker non-votes were not counted as votes cast, and thus had no effect as to whether the proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPG OFFICE TRUST, INC. Registrant

/s/ PEGGY M. MORETTI
Peggy M. Moretti Executive Vice President, Investor and Public Relations & Chief Administrative Officer

Dated:   As of July 30, 2012